                                                                   Exhibit 99.15

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and JPMORGAN CHASE BANK, N.A.., a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

      WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to the Seller's Warranties and Servicing Agreements between the Seller and the Servicer, dated as of March 1, 2003 for Adjustable Rate Mortgage Loans (2003-W27) and February 1, 2005 for Adjustable Rate Mortgage Loans (2005-W08 and 2005-W10) (the "SWSA").

      WHEREAS, pursuant to an Assignment and Assumption Agreement, dated April 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit F hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

      WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of April 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora", and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA attached hereto as Exhibit B.

      WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

      WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated April 1, 2005, between U.S. Bank National Association and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on May 18, 2005 to the Trust Fund is to include principal due after April 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-5 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA hereby restated as of the date of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.


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

7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Aurora Loan Services LLC
            327 Inverness Drive South
            Englewood, CO  80112
            Mail Stop Code - 3195
            Attn: E. Todd Whittemore - Master Servicing
                  SARM 2005-5
            Tel:  720-945-3422


      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

            JPMorgan Chase Bank, N.A.
            New York, New York
            ABA#: 021-000-021
            Account Name: Aurora Loan Services LLC,
                          Master Servicing Payment Clearing Account
            Account Number:  066-611059
            Beneficiary:  Aurora Loan Services LLC
            For further credit to: SARM 2005-5

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            JPMorgan Chase Bank, N.A.
            4 New York Plaza, 6th Floor
            New York, New York 10004
            Attention: Institutional Trust Services/Global Debt - SARM 2005-5
            Telephone: 212-623-5600

      All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

            Lehman Brothers Holdings Inc.
            745 Seventh Avenue, 7th Floor
            New York, New York  10019
            Attention: Leslee Gelber
            Telephone: 212- 526-5861
            E-mail: lgelber@lehman.com


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

            With a copy to:
            Dechert, LLP
            4000 Bell Atlantic Tower
            1717 Arch Street
            Philadelphia, PA 19103
            Attention: Steven J. Molitor, Esq.

      All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

      Executed as of the day and year first above written.


                                        LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller


                                        By: ____________________________________
                                            Name:   Ellen Kiernan
                                            Title:  Authorized Signatory


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          as Servicer


                                        By: ____________________________________
                                             Name:  Susan M. Hughes
                                             Title: Vice President

Acknowledged:

AURORA LOAN SERVICES LLC,
  as Master Servicer

By: ___________________________________
    Name:   E. Todd Whittemore
    Title:  Executive Vice President

JPMORGAN CHASE BANK, N.A.
  as Trustee

By: ___________________________________
    Name:
    Title:

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Determination Date" in Article I is hereby amended as follows:

            Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the succeeding Business Day.

3. A new definition of "Prepayment Charge" is added to Article I immediately following the definition of "PMI Policy" to read as follows:

            Prepayment Charge: Any prepayment or yield maintenance fees, penalties or charges to be paid by the Mortgagor in connection with a Principal Prepayment on a Mortgage Loan.

4.    A new definition of "Prepayment Interest Shortfall Amount" is added to
      Article I immediately following the definition of "Prepayment Charge" to read as follows:

            Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

5. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

            Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Company with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

6. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

7. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

8. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

9. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

10. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

11.   Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
      Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

12. Four new paragraphs are hereby added at the end of Section 3.03 (Repurchase) to read as follows:

                  It is understood and agreed that the representations and
            warranties set forth in Section 3.01 (a) through (h), (j) and (l) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

                  In addition, the Company shall indemnify (from its own funds)
            the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in
            Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

 13.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

(ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

14. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2005-5 Trust Fund and various Mortgagors".

(b)               by amending clause (viii) to read as follows:

                  (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

15. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                  the Trust Fund; provided however, that in the event that the
            Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

16. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

            "in trust for SARM 2005-5 Trust Fund and various Mortgagors".

17. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) adding two new paragraphs after the fourth paragraph thereof to read as follows:

            In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

            Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (ii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances" and (iii) by adding the following to the end of such Section:

            Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

18.   A new Section 4.24 is hereby added to read as follows:

      Section 4.24   Waiver of Prepayment Charges.

      The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Purchaser at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Purchaser the amount of such Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) relates to a Prepayment Charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable laws.

19. Section 5.01 (Remittances) is hereby amended by replacing the word "second" with the word "first" in the second paragraph of such Section, and is further amended by adding the following after the second paragraph of such Section:

                  All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank, N.A.
                           New York, New York
                           ABA #: 021-000-021
                           Account Name: Aurora Loan Services LLC
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary: Aurora Loan Services LLC
                           For further credit to: Aurora Loan Services 2005-5

20. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

            Section 5.02   Statements to Master Servicer.

                  No later than 30 days upon request, the Company shall deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account certifications or letter agreements pursuant to Sections 4.04 and 4.06.

                  Not later than the tenth calendar day of each month, the
            Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits D-1 and D-2 hereto (or in such other format mutually agreed to between the Company and the Master Servicer). The information required by Exhibit D-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

21. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

22. Section 6.04 (Annual Statements as to Compliance) is hereby amended by replacing the words "the Purchaser" in the first line with the words "Lehman Brothers Holdings Inc. and the Master Servicer".

23. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing the words "each Purchaser" in the third line with the words "Lehman Brothers Holdings Inc. and the Master Servicer."

24. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

            The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Company.

25.   Section 10.01 (Events of Default) is hereby amended by:

(a)               changing any reference to "Purchaser" to "Master Servicer"


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

(b) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

(c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

26. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

27.   Section 11.01 (Termination) is hereby amended by restating subclause
      (ii) thereof to read as below and adding the following sentence after the first sentence of this Section 11.01:

            (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                  At the time of any termination of the Company pursuant to
            Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

28. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "The Purchaser" with "Lehman Brothers Holdings (with the prior consent of the Trustee)" and by replacing all other references to "the Purchaser" with "Lehman Brothers Holdings."

29. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Company's
            responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                  The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                  Upon a successor's acceptance of appointment as such, the
            Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

30. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

            Section 12.02 Amendment.

                  This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

31. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

32. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

33. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings" in each instance.

34. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                  Notwithstanding any provision herein to the contrary, the
            parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

35. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

                  On or before the last day of February of each year, beginning with February 28, 2006, or in connection with any additional Sarbanes-Oxley Certification required to be filed, upon thirty days written request the Company, at its own expense, will deliver to the Master Servicer a Servicing Officer's Certificate, a form of which is attached hereto as Exhibit E.

                                    EXHIBIT B

                   Seller's Warranties and Servicing Agreement


                          See Exhibits 99.16 and 99.17

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans


                             [INTENTIONALLY OMITTED]

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME          DESCRIPTION                                                           FORMAT
----------          -----------                                                           ------
INVNUM              INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM             SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL         BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                    BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                    REQUIRED
SCHEDPRIN           SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                    ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                    REQUIRED, .00 IF NO COLLECTIONS
CURT1               CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE           CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ            CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2               CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE           CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ            CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN             PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN             OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT           TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT            NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                    .00 IF NOT APPLICABLE
TOTREMIT            TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL         ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                    ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL           ENDING TRIAL BALANCE                                                  Number two decimals
                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE          ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE             60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE             ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE             INTEREST RATE, REQUIRED                                               Number seven decimals
                                                          Example .0700000 for 7.00%
                                                          Example .0025000 for .25%


                                      D-1-1

SFRATE              SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                         Example .0025000 for .25%
PTRATE              PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                         Example .0675000 for 6.75%
PIPMT               P&I CONSTANT, REQUIRED                                                Number two decimals
                    .00 IF PAIDOFF


                                      D-1-2

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
% of MI coverage          NUMBER(6,5)                                                          The percent of coverage provided by
                                                                                               the PMI company in the event of
                                                                                               loss on a defaulted loan.

Actual MI claim filed     DATE(MM/DD/YYYY)                                                     Actual date that the claim was
date                                                                                           submitted to the PMI company.

Actual bankruptcy start   DATE(MM/DD/YYYY)                                                     Actual date that the bankruptcy
date                                                                                           petition is filed with the court.

Actual MI claim amount    NUMBER(15,2)                                                         The amount of the claim that was
filed                                                                                          filed by the servicer with the PMI
                                                                                               company.

Actual discharge date     DATE(MM/DD/YYYY)                                                     Actual date that the Discharge Order
                                                                                               is entered in the bankruptcy
                                                                                               docket.

Actual due date           DATE(MM/DD/YYYY)                                                     Actual due date of the next
                                                                                               outstanding payment amount due from
                                                                                               the mortgagor.

Actual eviction complete  DATE(MM/DD/YYYY)                                                     Actual date that the eviction
date                                                                                           proceedings are completed by local
                                                                                               counsel.

Actual eviction start     DATE(MM/DD/YYYY)                                                     Actual date that the eviction
date                                                                                           proceedings are commenced by local
                                                                                               counsel.

Actual first legal date   DATE(MM/DD/YYYY)                                                     Actual date that foreclosure counsel
                                                                                               filed the first legal action as
                                                                                               defined by state statute.

Actual redemption end     DATE(MM/DD/YYYY)                                                     Actual date that the foreclosure
date                                                                                           redemption period expires.

Bankruptcy chapter        VARCHAR2(2)    7= Chapter 7 filed     11=  Chapter 11 filed          Chapter of bankruptcy filed.
                                         12= Chapter 12 filed   13= Chapter 13 filed

Bankruptcy flag           VARCHAR2(2)     Y=Active Bankruptcy    N=No Active Bankruptcy        Servicer defined indicator that
                                                                                               identifies that the property is an
                                                                                               asset in an active bankruptcy case.

Bankruptcy Case Number    VARCHAR2(15)                                                         The court assigned case number of the
                                                                                               bankruptcy filed by a party with
                                                                                               interest in the property.

MI claim amount paid      NUMBER(15,2)                                                         The amount paid to the servicer by
                                                                                               the PMI company as a result of
                                                                                               submitting an MI claim.


                                      D-2-1

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
MI claim funds received   DATE(MM/DD/YYYY)                                                     Actual date that funds were received
date                                                                                           from the PMI company as a result of
                                                                                               transmitting an MI claim.

Current loan amount       NUMBER(10,2)                                                         Current unpaid principal balance of
                                                                                               the loan as of the date of reporting
                                                                                               to Aurora Master Servicing.

Date FC sale scheduled    DATE(MM/DD/YYYY)                                                     Date that the foreclosure sale is
                                                                                               scheduled to be held.

Date relief/dismissal     DATE(MM/DD/YYYY)                                                     Actual date that the dismissal or
granted                                                                                        relief from stay order is entered
                                                                                               by the bankruptcy court.

Date REO offer accepted   DATE(MM/DD/YYYY)                                                     Actual date of acceptance of an REO
                                                                                               offer.

Date REO offer received   DATE(MM/DD/YYYY)                                                     Actual date of receipt of an REO
                                                                                               offer.

Delinquency value         NUMBER(10,2)                                                         Value obtained typically from a BPO
                                                                                               prior to foreclosure referral not
                                                                                               related to loss mitigation activity.

Delinquency value source  VARCHAR2(15)   BPO= Broker's Price Opinion   Appraisal=Appraisal     Name of vendor or management company
                                                                                               that provided the delinquency
                                                                                               valuation amount.

Delinquency value date    DATE(MM/DD/YYYY)                                                     Date that the delinquency valuation
                                                                                               amount was completed by vendor or
                                                                                               property management company.

Delinquency flag          VARCHAR2(2)    Y= 90+ delinq. Not in FC, Bky or Loss mit             Servicer defined indicator that
                                         N=Less than 90 days delinquent                        identifies that the loan is
                                                                                               delinquent but is not involved in
                                                                                               loss mitigation, foreclosure,
                                                                                               bankruptcy or REO.

Foreclosure flag          VARCHAR2(2)    Y=Active foreclosure      N=No active foreclosure     Servicer defined indicator that
                                                                                               identifies that the loan is involved
                                                                                               in foreclosure proceedings.

Corporate expense balance NUMBER(10,2)                                                         Total of all cumulative expenses
                                                                                               advanced by the servicer for
                                                                                               non-escrow expenses such as but not
                                                                                               limited to: FC fees and costs,
                                                                                               bankruptcy fees and costs, property
                                                                                               preservation and property
                                                                                               inspections.

Foreclosure attorney      DATE(MM/DD/YYYY)                                                     Actual date that the loan was
referral date                                                                                  referred to local counsel to begin
                                                                                               foreclosure proceedings.


                                      D-2-2

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
Foreclosure valuation     NUMBER(15,2)                                                         Value obtained during the foreclosure
amount                                                                                         process. Usually as a result of a BPO
                                                                                               and typically used to calculate
                                                                                               the bid.

Foreclosure valuation     DATE(MM/DD/YYYY)                                                     Date that foreclosure valuation
date                                                                                           amount was completed by vendor or
                                                                                               property management company.

Foreclosure valuation     VARCHAR2(80)   BPO= Broker's Price Opinion    Appraisal=Appraisal    Name of vendor or management company
source                                                                                         that provided the foreclosure
                                                                                               valuation amount.

FHA 27011A transmitted    DATE(MM/DD/YYYY)                                                     Actual date that the FHA 27011A claim
date                                                                                           was submitted to HUD.

FHA 27011 B transmitted   DATE(MM/DD/YYYY)                                                     Actual date that the FHA 27011B claim
date                                                                                           was submitted to HUD.

VA LGC/ FHA Case number   VARCHAR2(15)                                                         Number that is assigned individually
                                                                                               to the loan by either HUD or VA at
                                                                                               the time of origination.  The number
                                                                                               is located on the Loan Guarantee
                                                                                               Certificate (LGC) or the Mortgage
                                                                                               Insurance Certificate (MIC).

FHA Part A funds received DATE(MM/DD/YYYY)                                                     Actual date that funds were received
date                                                                                           from HUD as a result of transmitting
                                                                                               the 27011A claim.

Foreclosure actual sale   DATE(MM/DD/YYYY)                                                     Actual date that the foreclosure sale
date                                                                                           was held.

Servicer loan number      VARCHAR2(15)                                                         Individual number that uniquely
                                                                                               identifies loan as defined by
                                                                                               servicer.

Loan type                 VARCHAR2(2)  1=FHA Residential         2=VA Residential              Type of loan being serviced generally
                                       3=Conventional w/o PMI    4=Commercial                  defined by the existence of certain
                                       5=FHA Project             6=Conventional w/PMI          types of insurance. (i.e.: FHA, VA,
                                       7=HUD 235/265             8=Daily Simple Interest       conventional insured, conventional
                                       9=Farm Loan                 Loan                        uninsured, SBA, etc.)
                                       S=Sub prime               U=Unknown

Loss mit approval date    DATE(MM/DD/YYYY)                                                     The date determined that the servicer
                                                                                               and mortgagor agree to pursue a
                                                                                               defined loss mitigation alternative.

Loss mit flag             VARCHAR2(2)  Y=Active loss mitigation    N=No active loss            Servicer defined indicator that
                                                                     mitigation                identifies that the loan is involved
                                                                                               in completing a loss
                                                                                               mitigation alternative.


                                      D-2-3

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
Loss mit removal date     DATE(MM/DD/YYYY)                                                     The date that the mortgagor is denied
                                                                                               loss mitigation alternatives or the
                                                                                               date that the loss mitigation
                                                                                               alternative is completed resulting
                                                                                               in a current or liquidated loan.

Loss mit type             VARCHAR2(2)    L= Loss Mitigation              LT=Litigation pending The defined loss mitigation
                                         NP=Pending non-performing sale  CH=Charge off         alternative identified on the loss
                                         DI=Deed in lieu                 FB=Forbearance plan   mit approval date.
                                         MO=Modification                 PC=Partial claim
                                         SH=Short sale                   VA=VA refunding

Loss mit value            NUMBER(10,2)                                                         Value obtained typically from a BPO
                                                                                               prior to foreclosure sale intended
                                                                                               to aid in the completion of loss
                                                                                               mitigation activity.

Loss mit value date       DATE(MM/DD/YYYY)                                                     Name of vendor or management company
                                                                                               that provided the loss mitigation
                                                                                               valuation amount.

Loss mit value source     VARCHAR2(15)      BPO= Broker's Price Opinion  Appraisal=Appraisal   Date that the lost mitigation
                                                                                               valuation amount was completed by
                                                                                               vendor or property management
                                                                                               company.

MI certificate number     VARCHAR2(15)                                                         A number that is assigned
                                                                                               individually to the loan by the PMI
                                                                                               company at the time of origination.
                                                                                               Similar to the VA LGC/FHA Case Number
                                                                                               in purpose.

LPMI Cost                 NUMBER(7,7)                                                          The current premium paid to the PMI
                                                                                               company for Lender Paid Mortgage
                                                                                               Insurance.

Occupancy status          VARCHAR2(1)    O=Owner occupied                T=Tenant occupied     The most recent status of the
                                         U=Unknown                       V=Vacant              property regarding who if anyone is
                                                                                               occupying the property. Typically a
                                                                                               result of a routine property
                                                                                               inspection.

First Vacancy date/       DATE(MM/DD/YYYY)                                                     The date that the most recent
Occupancy status date                                                                          occupancy status was determined.
                                                                                               Typically the date of the most recent
                                                                                               property inspection.

Original loan amount      NUMBER(10,2)                                                         Amount of the contractual obligations
                                                                                               (i.e.: note and mortgage/deed of
                                                                                               trust).

Original value amount     NUMBER(10,2)                                                         Appraised value of property as of
                                                                                               origination typically determined
                                                                                               through the appraisal process.

                                      D-2-4

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
Origination date          DATE(MM/DD/YYYY)                                                     Date that the contractual obligations
                                                                                               (i.e.: note and mortgage/deed of
                                                                                               trust) of the mortgagor was executed.

FHA Part B funds received DATE(MM/DD/YYYY)                                                     Actual date that funds were received
date                                                                                           fro HUD as a result of transmitting
                                                                                               the 27011B claim.

Post petition due date    DATE(MM/DD/YYYY)                                                     The post petition due date of a loan
                                                                                               involved in a chapter 13 bankruptcy.

Property condition        VARCHAR2(2)       1=Excellent                  2=Good                Physical condition of the property as
                                            3=Average                    4=Fair                most recently reported to the
                                            5=Poor                       6=Very poor           servicer by vendor or property
                                                                                               management company.

Property type             VARCHAR2(2)       1=Single family              2=Town house          Type of property secured by mortgage
                          3=Condo           4=Multifamily                5=Other               such as: single family, 2-4
                          6=Prefabricated   B=Commercial                 C=Land only           unit, etc.
                          7=Mobile home     U=Unknown                    D=Farm
                          A=Church          P=PUD                        R=Row house
                          O=Co-op           M=Manufactured housing       24=2-4 family
                          CT=Condotel       MU=Mixed use

Reason for default        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of principal      Cause of delinquency as identified
                              003=Illness of mtgr's family member    mtgr                      by mortgagor.
                              004=Death of mtgr's family member   005=Marital difficulties
                              006=Curtailment of income           007=Excessive obligation
                              008=Abandonment of property         009=Distant employee
                                                                      transfer
                              011=Property problem                012=Inability to sell
                                                                      property
                              013=Inability to rent property      014=Military service
                              015=Other                           016=Unemployment
                              017=Business failure                019=Casualty loss
                              022=Energy-Environment costs        023=Servicing problems
                              026=Payment adjustment              027=Payment dispute
                              029=Transfer ownership pending      030=Fraud
                              031=Unable to contact borrower      INC=Incarceration


                                      D-2-5

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
REO repaired value        NUMBER(10,2)                                                         The projected value of the property
                                                                                               that is adjusted from the "as is"
                                                                                               value assuming necessary repairs have
                                                                                               been made to the property as
                                                                                               determined by the vendor/property
                                                                                               management company.

REO list price adjustment NUMBER(15,2)                                                         The most recent listing/pricing
amount                                                                                         amount as updated by the servicer for
                                                                                               REO properties.

REO list price adjustment DATE(MM/DD/YYYY)                                                     The most recent date that the
date                                                                                           servicer advised the agent to make an
                                                                                               adjustment to the REO listing price.

REO value (as is)         NUMBER(10,2)                                                         The value of the property without
                                                                                               making any repairs as determined by
                                                                                               the vendor/property management
                                                                                               company.

REO actual closing date   DATE(MM/DD/YYYY)                                                     The actual date that the sale of the
                                                                                               REO property closed escrow.

REO flag                  VARCHAR2(7)      Y=Active REO                N=No active REO         Servicer defined indicator that
                                                                                               identifies that the property is now
                                                                                               Real Estate Owned.

REO original list date    DATE(MM/DD/YYYY)                                                     The initial/first date that the
                                                                                               property was listed with an agent as
                                                                                               an REO.

REO original list price   NUMBER(15,2)                                                         The initial/first price that was used
                                                                                               to list the property with an agent
                                                                                               as an REO.

REO net sales proceeds    NUMBER(10,2)                                                         The actual REO sales price less
                                                                                               closing costs paid. The net sales
                                                                                               proceeds are identified within the
                                                                                               HUD1 settlement statement.

REO sales price           NUMBER(10,2)                                                         Actual sales price agreed upon by
                                                                                               both the purchaser and servicer as
                                                                                               documented on the HUD1 settlement
                                                                                               statement.

REO scheduled close date  DATE(MM/DD/YYYY)                                                     The date that the sale of the REO
                                                                                               property is scheduled to close
                                                                                               escrow.

REO value date            DATE(MM/DD/YYYY)                                                     Date that the vendor or management
                                                                                               company completed the valuation of
                                                                                               the property resulting in the REO
                                                                                               value (as is).

REO value source          VARCHAR2(15)            BPO=Broker's Price Opinion                   Name of vendor or management company
                                                  Appraisal=Appraisal                          that provided the REO value (as is).


                                      D-2-6

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
Repay first due date      DATE(MM/DD/YYYY)                                                     The due date of the first scheduled
                                                                                               payment due under a forbearance
                                                                                               or repayment plan agreed to by both
                                                                                               the mortgagor and servicer.

Repay next due date       DATE(MM/DD/YYYY)                                                     The due date of the next outstanding
                                                                                               payment due under a forbearance
                                                                                               or repayment plan agreed to by both
                                                                                               the mortgagor and servicer.

Repay plan                DATE(MM/DD/YYYY)                                                     The servicer defined date upon which
broken/reinstated/closed                                                                       the servicer considers that the plan
date                                                                                           is no longer in effect as a result of
                                                                                               plan completion or mortgagor's
                                                                                               failure to remit payments as
                                                                                               scheduled.

Repay plan created date   DATE(MM/DD/YYYY)                                                     The date that both the mortgagor and
                                                                                               servicer agree to the terms of a
                                                                                               forbearance or repayment plan.

SBO loan number           NUMBER(9)                                                            Individual number that uniquely
                                                                                               identifies loan as defined by Aurora
                                                                                               Master Servicing.

Escrow balance/advance    NUMBER(10,2)                                                         The positive or negative account
balance                                                                                        balance that is dedicated to payment
                                                                                               of hazard insurance, property taxes,
                                                                                               MI, etc. (escrow items only)

Title approval letter     DATE(MM/DD/YYYY)                                                     The actual date that the title
received date                                                                                  approval was received as set forth in
                                                                                               the HUD title approval letter.

Title package HUD/VA date DATE(MM/DD/YYYY)                                                     The actual date that the title
                                                                                               package was submitted to either HUD
                                                                                               or VA.

VA claim funds received   DATE(MM/DD/YYYY)                                                     The actual date that funds were
date                                                                                           received by the servicer from the VA
                                                                                               for the expense claim submitted by
                                                                                               the servicer.

VA claim submitted date   DATE(MM/DD/YYYY)                                                     The actual date that the expense
                                                                                               claim was submitted by the servicer
                                                                                               to the VA.

VA first funds received   NUMBER(15,2)                                                         The amount of funds received by the
amount                                                                                         servicer from VA as a result of the
                                                                                               specified bid.

VA first funds received   DATE(MM/DD/YYYY)                                                     The date that the funds from the
date                                                                                           specified bid were received by the
                                                                                               servicer from the VA.

VA NOE submitted date     DATE(MM/DD/YYYY)                                                     Actual date that the Notice of
                                                                                               Election to Convey was submitted to
                                                                                               the VA.

Zip Code                  VARCHAR2(5)                                                          US postal zip code that corresponds
                                                                                               to property location.


                                      D-2-7

Data Field                Format                                                               Data Description
----------                ------                                                               ----------------
FNMA Delinquency status   VARCHAR2(3)          09=Forbearance           17=Preforeclosure sale The code that is electronically
code                      24=Drug seizure      26=Refinance             27=Assumption          reported to FNMA by the servicer that
                          28=Modification      29=Charge-off            30=Third-party sale    reflects the current defaulted status
                          31=Probate           32=Military indulgence   43=Foreclosure         of a loan. (i.e.: 65, 67,43 or 44)
                          44=Deed-in-lieu      49=Assignment            61=Second lien
                                                                           considerations
                          62=VA no-bid         63=VA Refund             64=VA Buydown
                          65=Ch. 7 bankruptcy  66=Ch. 11 bankruptcy     67=Ch. 13 bankruptcy

FNMA delinquency reason   VARCHAR2(3)  001=Death of principal mtgr   002=Illness of principal  The code that is electronically
code                      003=Illness of mtgr's family member            mtgr                  reported to FNMA by the servicer that
                          005=Marital difficulties                   004=Death of mtgr's       describes the circumstance that
                          007=Excessive obligations                      family member         appears to be the primarycontributing
                          009=Distant employee transfer              006=Curtailment of        factor to the delinquency.
                          012=Inability to sell property                 income
                          014=Military service                       008=Abandonment of
                          016=Unemployment                               property
                          019=Casualty loss                          011=Property problem
                          023=Servicing problems                     013=Inability to rent
                          027=Payment dispute                            property
                          030=Fraud                                  015=Other
                          INC=Incarceration                          017=Business failure
                                                                     022=Energy-Environment
                                                                         costs
                                                                     026=Payment adjustment
                                                                     029=Transfer ownership
                                                                         pending
                                                                     031=Unable to contact
                                                                         borrower

Suspense balance          NUMBER(10,2)                                                         Money submitted to the servicer,
                                                                                               credited to the mortgagor's account
                                                                                               but not allocated to principal,
                                                                                               interest, escrow, etc.

Restricted escrow balance NUMBER(10,2)                                                         Money held in escrow by the mortgage
                                                                                               company through completion of repairs
                                                                                               to property.

Investor number           NUMBER (10,2)                                                        Unique number assigned to a group of
                                                                                               loans in the servicing system.

                                      D-2-8

                                    EXHIBIT E

                              ANNUAL CERTIFICATION

Re: Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-5

I, John B. Brown, Vice President of Wells Fargo Bank, National Association (the "Servicer"), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

1. Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2. The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

3. I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

4. I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

5. The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated: ___________________             By: __________________________________

                                       Name: ________________________________

                                       Title: _______________________________

                                    Exhibit F

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                      F-1